Supplement dated February 25, 2026
to the following statutory prospectus(es):
Nationwide Marathon Performance VUL and Nationwide Marathon VUL Ultra prospectus dated May 1, 2025

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective May 1, 2026, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Northern Lights Variable Trust - Bain Capital Equity Opportunities Fund: Class 2
2.
The Board of Trustees (the "Board") of Northern Lights Variable Trust, approved the liquidation of the Northern Lights Variable Trust - Bain Capital Equity Opportunities Fund: Class 2 (the "Liquidation"). The Liquidation is expected to occur on or about May 1, 2026 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the Policy:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V.
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After the Liquidation Date, any and all references to the Fund are deleted.
PROS-1147